Exhibit 99.1

FOR:	Jarden Corporation

CONTACT:	Paul J. Warburg
Vice President, Finance
914-967-9400

Investor Relations: Erica Pettit
Press: Evan Goetz/ Melissa Kahaly
FD
212-850-5600

FOR IMMEDIATE RELEASE

JARDEN REPORTS FOURTH QUARTER AND FULL YEAR 2009 RESULTS

*Record Full Year Cash Flow from Operations of Over $640 million*

RYE, N.Y., February 16, 2010 — Jarden Corporation (NYSE: JAH) today reported its financial results for the quarter and year ended December 31, 2009.

For the quarter ended December 31, 2009, net sales increased 3% to $1.39 billion compared to $1.35 billion for the same period in the previous year. For the quarter ended December 31, 2009, the Company recorded net income of $1.2 million, or $0.01 per diluted share, compared to a net loss of $170 million, or ($2.28) per share, for the same period in 2008. The results include a non-cash impairment charge against goodwill and intangible assets of $22.9 million for the quarter ended December 31, 2009, as compared to $283 million for the same period in 2008. On a non-GAAP basis, adjusted net income for the fourth quarter was $68.5 million, or $0.77 per diluted share, compared to $62.7 million, or $0.83 per diluted share, for the same period in 2008.

For the year ended December 31, 2009, net sales decreased 4% to $5.2 billion compared to $5.4 billion in 2008. The Company recorded net income for 2009 of $129 million, or $1.52 per diluted share, compared to a net loss of $58.9 million, or ($0.78) per share in 2008. The results include a non-cash impairment charge against goodwill and intangible assets of $22.9 million for the year ended December 31, 2009, as compared to $283 million for the year ended December 31, 2008. On a non-GAAP basis, adjusted net income for 2009 was $221 million, or $2.60 per diluted share, compared to $209 million, or $2.74 per diluted share in 2008. Cash flow from operations in 2009 was $641 million, compared to $250 million in 2008.

Please see the schedule accompanying this release for a reconciliation of non-GAAP segment earnings, adjusted net income and adjusted diluted earnings per share to the comparable GAAP measures.

“Jarden’s diversified business model delivered outstanding cash flow and overall performance during 2009 and we finished the year with strong positive momentum coming into 2010,” commented Martin E. Franklin, Chairman and Chief Executive Officer of Jarden Corporation. “From the uncertainty that existed at the beginning of 2009, this is an incredibly satisfying result, reflective of not only the hard work of our employees and the strength of our brand portfolio, but also a validation of our strategy of continuing to invest in new products while maintaining a low cost operating platform.”

Mr. Franklin continued, “We have started 2010 on track to deliver healthy organic sales growth in each of our three consumer segments this year on the back of market share gains and our strong pipeline of new products. We are looking forward to pursuing the revenue synergy opportunities from the Mapa Spontex transaction, which we anticipate will close in early April.”

The Company will be holding a conference call at 4:45 p.m. EST today, February 16, 2010, to further discuss its results and respond to questions. The call will be accessible via a webcast through the Company’s website at www.jarden.com and will be archived online until March 16, 2010.

Jarden Corporation is a leading provider of niche consumer products. Jarden operates in three primary business segments through a number of well recognized brands, including: Outdoor Solutions: Abu Garcia®, Berkley®, Campingaz® and Coleman®, Fenwick®, Gulp!®, K2®, Marker®, Marmot®, Mitchell®, Penn®, Rawlings®, Shakespeare®, Stearns®, Stren®, Trilene®, Völkl®, and Zoot®; Consumer Solutions: Bionaire®, Crock-Pot®, FoodSaver®, Health o meter®, Holmes®, Mr. Coffee®, Oster®, Patton®, Rival®, Seal-a-Meal®, Sunbeam®, VillaWare® and White Mountain®; and Branded Consumables: Ball®, Bee®, Bicycle®, Crawford®, Diamond®, Dicon®, First Alert®, Forster®, Hoyle®, Kerr®, Lehigh®, Leslie-Locke®, Loew Cornell® and Pine Mountain®. Headquartered in Rye, N.Y., Jarden has over 20,000 employees worldwide. For more information, please visit www.jarden.com.

Note: This news release contains “forward-looking statements” within the meaning of the federal securities laws and is intended to qualify for the Safe Harbor from liability established by the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s adjusted earnings per share, repurchase of shares of common stock from time to time under the Company’s stock repurchase program, the outlook for the Company’s markets and the demand for its products, estimated sales, segment earnings, earnings per share, cash flows from operations, free cash flow, future revenues and gross, operating and EBITDA margin improvement requirement and expansion, leverage, organic growth, the success of new product introductions, growth in costs and expenses, the impact of commodities and transportation costs, the Company’s ability to consummate, and the impact of, announced acquisitions, and the impact of acquisitions, divestitures, restructurings, and other unusual items, including Jarden’s ability to integrate and obtain the anticipated results and synergies from its acquisitions. These projections and statements are based on management’s estimates and assumptions with respect to future events and financial performance and are believed to be reasonable, though are inherently uncertain and difficult to predict. Actual results could differ materially from those projected as a result of certain factors. A discussion of factors that could cause results to vary is included in the Company’s periodic and other reports filed with the Securities and Exchange Commission.

JARDEN CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

(in millions, except earnings per share)

	Quarters ended
	December 31, 2009			December 31, 2008
	As Reported (GAAP)	Adjustments (1)(2)	Adjusted (non-GAAP) (1)(2)	As Reported (GAAP)	Adjustments (1)(2)	Adjusted (non-GAAP) (1)(2)

Net sales	$1,392.7	$—	$1,392.7	$1,350.3	$—	$1,350.3

Cost of sales	1,012.2	—	1,012.2	971.9	—	971.9

Gross profit	380.5	—	380.5	378.4	—	378.4
Selling, general and administrative expenses	257.1	(21.5)	235.6	238.5	(4.0)	234.5
Reorganization and acquisition-related integration costs, net	29.8	(29.2)	0.6	25.2	(25.2)	—

Impairment of goodwill and other intangible assets	22.9	(22.9)	—	283.2	(283.2)	—

Operating earnings (loss)	70.7	73.6	144.3	(168.5)	312.4	143.9
Interest expense, net	37.3	—	37.3	45.9	—	45.9

Income (loss) before taxes	33.4	73.6	107.0	(214.4)	312.4	98.0
Income tax provision (benefit)	32.2	6.3	38.5	(44.0)	79.3	35.3

Net income (loss)	$1.2	$67.3	$68.5	$(170.4)	$233.1	$62.7

Earnings (loss) per share:
Basic	$0.01		$0.78	$(2.28)		$0.84
Diluted	$0.01		$0.77	$(2.28)		$0.83
Weighted average shares outstanding :
Basic	88.3		88.3	74.9		74.9
Diluted	89.3		89.3	74.9		75.8

See Notes to Earnings Release attached

JARDEN CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

(in millions, except earnings per share)

	Years ended
	December 31, 2009			December 31, 2008
	As Reported (GAAP)	Adjustments (1)(2)	Adjusted (non-GAAP) (1)(2)	As Reported (GAAP)	Adjustments (1)(2)	Adjusted (non-GAAP) (1)(2)

Net sales	$5,152.6	$—	$5,152.6	$5,383.3	$—	$5,383.3

Cost of sales	3,726.6	—	3,726.6	3,880.5	—	3,880.5

Gross profit	1,426.0	—	1,426.0	1,502.8	—	1,502.8
Selling, general and administrative expenses	963.9	(33.8)	930.1	1,013.7	(16.0)	997.7
Reorganization and acquisition-related integration costs, net	52.3	(48.5)	3.8	59.8	(59.8)	—
Impairment of goodwill and other intangible assets	22.9	(22.9)	—	283.2	(283.2)	—

Operating earnings	386.9	105.2	492.1	146.1	359.0	505.1
Interest expense, net	147.5	—	147.5	178.7	—	178.7

Income (loss) before taxes	239.4	105.2	344.6	(32.6)	359.0	326.4
Income tax provision	110.7	13.4	124.1	26.3	91.2	117.5

Net income (loss)	$128.7	$91.8	220.5	$(58.9)	$267.8	$208.9

Earnings (loss) per share:
Basic	$1.53		$2.62	$(0.78)		$2.78
Diluted	$1.52		$2.60	$(0.78)		$2.74
Weighted average shares outstanding :
Basic	84.1		84.1	75.2		75.2
Diluted	84.8		84.8	75.2		76.2

See Notes to Earnings Release attached

JARDEN CORPORATION

CONSOLIDATED BALANCE SHEETS (Unaudited)

(in millions)

	December 31, 2009	December 31, 2008
Assets
Current assets:
Cash and cash equivalents	$827.4	$392.8
Accounts receivable, net	851.3	894.1
Inventories	974.1	1,180.4
Deferred taxes on income	153.2	147.3
Prepaid expenses and other current assets	182.0	114.5

Total current assets	2,988.0	2,729.1

Property, plant and equipment, net	505.7	506.9
Goodwill	1,518.4	1,476.1
Intangible assets, net	926.8	936.6
Other assets	84.7	78.3

Total assets	$6,023.6	$5,727.0

Liabilities and stockholders’ equity
Current liabilities:
Short-term debt and current portion of long-term debt	$520.3	$431.4
Accounts payable	390.7	422.1
Accrued salaries, wages and employee benefits	162.3	142.0
Taxes on income	26.6	22.7
Other current liabilities	384.6	336.2

Total current liabilities	1,484.5	1,354.4

Long-term debt	2,145.9	2,436.9
Deferred taxes on income	300.9	232.8
Other non-current liabilities	325.5	318.7

Total liabilities	4,256.8	4,342.8

Total stockholders’ equity	1,766.8	1,384.2

Total liabilities and stockholders’ equity	$6,023.6	$5,727.0

See Notes to Earnings Release attached

JARDEN CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

(in millions)

	Quarters ended		Years ended
	December 31, 2009	December 31, 2008	December 31, 2009	December 31, 2008
Cash flows from operating activities:
Net income (loss)	$1.2	$(170.4)	$128.7	$(58.9)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	35.9	30.6	130.3	120.3
Impairment of goodwill and other intangibles	22.9	283.2	22.9	283.2
Other non-cash items	74.6	(52.3)	131.4	8.8
Changes in assets and liabilities, net of effects from acquisitions:
Accounts receivable	59.6	72.1	51.2	41.5
Inventory	193.5	74.1	229.9	(95.2)
Accounts payable	(76.5)	(50.3)	(40.9)	(12.2)
Other current assets and liabilities	(18.3)	8.2	(12.4)	(37.6)

Net cash provided by operating activities	292.9	195.2	641.1	249.9

Cash flows from financing activities:
Net change in short-term debt	(14.2)	64.7	(153.6)	131.5
Proceeds from issuance of senior debt	—	—	292.2	25.0
Payments on long-term debt	(0.9)	(4.3)	(351.2)	(25.0)
Proceeds from the issuance of stock, net of transaction fees	8.3	0.2	211.6	2.1
Repurchase of common stock and shares tendered	(12.1)	(12.6)	(12.6)	(23.5)
Debt issuance costs	(0.4)	(0.4)	(17.3)	(3.0)
Dividends paid	(6.6)	—	(6.6)	—
Other	5.0	—	5.0	(2.5)

Net cash provided by (used in) financing activities	(20.9)	47.6	(32.5)	104.6

Cash flows from investing activities:
Additions to property, plant and equipment	(31.2)	(32.2)	(107.4)	(102.2)
Acquisition of businesses, net of cash acquired	—	(1.8)	(13.7)	(42.6)
Other	1.5	(23.3)	(9.5)	(30.7)

Net cash used in investing activities	(29.7)	(57.3)	(130.6)	(175.5)

Effect of exchange rate changes on cash and cash equivalents	(57.8)	(7.4)	(43.4)	(6.7)

Net increase in cash and cash equivalents	184.5	178.1	434.6	172.3
Cash and cash equivalents at beginning of period	642.9	214.7	392.8	220.5

Cash and cash equivalents at end of period	$827.4	$392.8	$827.4	$392.8

See Notes to Earnings Release attached

JARDEN CORPORATION

NET SALES AND OPERATING EARNINGS BY SEGMENT (Unaudited)

(in millions)

	Outdoor Solutions	Consumer Solutions	Branded Consumables	Process Solutions	Intercompany Eliminations (a)	Total Operating Segments	Corporate/ Unallocated	Consolidated
Quarter ended December 31, 2009
Net sales	$517.0	$617.5	$205.2	$65.7	$(12.7)	$1,392.7	$—	$1,392.7

Segment earnings (loss)	$50.2	$106.5	$23.3	$7.1	$—	$187.1	$(11.3)	$175.8

Adjustments to reconcile to reported operating earnings(loss):
Reorganization and acquisition-related integration costs, net	(29.2)	—	—	—	—	(29.2)	—	(29.2)
Impairment of goodwill and other intangibles	(0.8)	—	(22.1)	—	—	(22.9)	—	(22.9)
Other Adjustments, net	—	9.2	—	—	—	9.2	(26.3)	(17.1)
Depreciation and amortization	(16.9)	(8.6)	(7.2)	(3.0)	—	(35.7)	(0.2)	(35.9)

Operating earnings (loss)	$3.3	$107.1	$(6.0)	$4.1	$—	$108.5	$(37.8)	$70.7

	Outdoor Solutions	Consumer Solutions	Branded Consumables	Process Solutions	Intercompany Eliminations (a)	Total Operating Segments	Corporate/ Unallocated	Consolidated
Quarter ended December 31, 2008
Net sales	$494.0	$570.6	$215.6	$84.1	$(14.0)	$1,350.3	$—	$1,350.3

Segment earnings (loss)	$57.3	$92.9	$19.7	$13.3	$—	$183.2	$(12.7)	$170.5

Adjustments to reconcile to reported operating earnings(loss):
Reorganization and acquisition-related integration costs, net	(11.8)	—	(4.7)	(6.1)	—	(22.6)	(2.6)	(25.2)
Impairment of goodwill and other intangibles	(30.2)	(76.3)	(176.7)	—	—	(283.2)	—	(283.2)
Depreciation and amortization	(15.7)	(7.4)	(3.9)	(3.3)	—	(30.3)	(0.3)	(30.6)

Operating earnings (loss)	$(0.4)	$9.2	$(165.6)	$3.9	$—	$(152.9)	$(15.6)	$(168.5)

JARDEN CORPORATION

NET SALES AND OPERATING EARNINGS BY SEGMENT (Unaudited)

(in millions)

	Outdoor Solutions	Consumer Solutions	Branded Consumables	Process Solutions	Intercompany Eliminations (a)	Total Operating Segments	Corporate/ Unallocated	Consolidated

Year ended December 31, 2009
Net sales	$2,311.8	$1,835.9	$792.1	$262.6	$(49.8)	$5,152.6	$—	$5,152.6

Segment earnings (loss)	$277.6	$280.5	$104.0	$30.3	$—	$692.4	$(86.7)	$605.7

Adjustments to reconcile to reported operating earnings(loss):
Reorganization and acquisition-related integration costs, net	(48.5)	—	—	—	—	(48.5)	—	(48.5)
Impairment of goodwill and other intangibles	(0.8)	—	(22.1)	—	—	(22.9)	—	(22.9)
Other adjustments, net	—	9.2	—	—	—	9.2	(26.3)	(17.1)
Depreciation and amortization	(66.7)	(29.3)	(21.9)	(11.6)	—	(129.5)	(0.8)	(130.3)

Operating earnings (loss)	$161.6	$260.4	$60.0	$18.7	$—	$500.7	$(113.8)	$386.9

	Outdoor Solutions	Consumer Solutions	Branded Consumables	Process Solutions	Intercompany Eliminations (a)	Total Operating Segments	Corporate/ Unallocated	Consolidated

Year ended December 31, 2008
Net sales	$2,481.0	$1,812.9	$804.9	$348.6	$(64.1)	$5,383.3	$—	$5,383.3

Segment earnings (loss)	$297.6	$253.9	$96.4	$42.7	$—	$690.6	$(81.2)	$609.4

Adjustments to reconcile to reported operating earnings(loss):
Reorganization and acquisition-related integration costs, net	(32.6)	—	(10.7)	(8.9)	—	(52.2)	(7.6)	(59.8)
Impairment of goodwill and other intangibles	(30.2)	(76.3)	(176.7)	—	—	(283.2)	—	(283.2)
Depreciation and amortization	(62.5)	(27.1)	(17.0)	(12.6)	—	(119.2)	(1.1)	(120.3)

Operating earnings (loss)	$172.3	$150.5	$(108.0)	$21.2	$—	$236.0	$(89.9)	$146.1

(a)	Intersegment sales are recorded at cost plus an agreed-upon intercompany profit on intersegment sales.

Jarden Corporation

Notes to Earnings Release

Note 1: Adjustments relate to items that are excluded from the “As Reported” results to arrive at the “Adjusted” results for the quarters and years ended December 31, 2009 and 2008. For the quarter ended December 31, 2009, adjustments to net income consist of $29.2 million of reorganization and acquisition-related integration costs in the Outdoor Solutions segment; $22.9 million impairment charge to goodwill and various tradenames resulting from the Company’s impairment testing; $17.1 million of executive stock compensation resulting from a strategic review of executive long-term incentive compensation; and $4.4 million of amortization of acquired intangible assets. Also, included in the adjustments to net income for the quarter ended December 31, 2009 is the tax provision adjustment of $6.3 million which reflects the normalization of the adjusted results to the Company’s estimated 36% effective tax rate.

For the quarter ended December 31, 2008, adjustments to net loss consist of a $283 million impairment charge to goodwill and various tradenames resulting from the Company’s annual impairment testing; $25.2 million of reorganization and acquisition-related integration costs; and $4.0 million of amortization of acquired intangible assets. Also, included in the adjustments to net loss for the quarter ended December 31, 2008 is the tax provision adjustment of $79.3 million which reflects the normalization of the adjusted results to the Company’s estimated 36% effective tax rate.

For the year ended December 31, 2009, adjustments to net income consist of $48.5 million of reorganization and acquisition-related integration costs in the Outdoor Solutions segment; $22.9 million impairment charge to goodwill and various tradenames resulting from the Company’s impairment testing; $17.1 million of executive stock compensation resulting from a strategic review of executive long-term incentive compensation; and $16.7 million of amortization of acquired intangible assets. Also, included in the adjustments to net income for the year ended December 31, 2009 is the tax provision adjustment of $13.4 million which reflects the normalization of the adjusted results to the Company’s estimated 36% effective tax rate.

For the year ended December 31, 2008, adjustments to net loss consist of a $283 million impairment charge to goodwill and various tradenames resulting from the Company’s annual impairment testing; $59.8 million of reorganization and acquisition-related integration costs; and $16.0 million of amortization of acquired intangible assets. Also, included in the adjustments to net loss for the year ended December 31, 2008 is the tax provision adjustment of $91.2 million which reflects the normalization of the adjusted results to the Company’s estimated 36% effective tax rate.

Note 2: This earnings release contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statements of income, balance sheets, or statements of cash flows of the Company; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. Pursuant to the requirements of Regulation G, the Company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures. These non-GAAP measures are provided because management of the Company uses these financial measures in maintaining and evaluating the Company’s ongoing financial results and trends. Management uses this non-GAAP information as an indicator of business performance, and evaluates overall management with respect to such indicators. Additionally, the Company uses non-GAAP financial measures because the Company’s credit agreement provides for certain adjustments in calculations used for determining whether the Company is in compliance with certain credit agreement covenants, including, but not limited to, adjustments relating to non-cash purchase accounting adjustments, non-cash impairment charge of goodwill and other intangibles, certain reorganization and acquisition-related integration costs, non-cash stock-based compensation costs and loss on early extinguishment of debt. These non-GAAP measures should be considered in addition to, not as a substitute for, measures of financial performance prepared in accordance with GAAP.

# # #